SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 20, 2004

MILLER INDUSTRIES, INC.
(Exact name of Registrant as Specified in its Charter)

Tennessee	001-14124	62-1566286
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

8503 Hilltop Drive Suite 100 Ooltewah, TN	37363
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(423) 238-4171

Not Applicable
(Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

            On January 20, 2004, the Registrant completed exchange transactions with Contrarian Funds, LLC and Harbourside Investments, LLLP, which are more fully described in the Registrant’s Definitive Proxy Statement filed with the Commission on January 23, 2004.  The Registrant is filing this Form 8-K in order to file as exhibits certain agreements entered into in connection with the exchange transactions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)            Financial Statements of Businesses Acquired.

                None.

(b)           Pro Forma Financial Information.

               None.

(c)          Exhibits.

Exhibit No.	Description
10.1	Eighth Amendment to the Credit Agreement by and among the Registrant, CIT Group, Inc. and Bank of America, N.A., dated December 26, 2003
10.2	Ninth Amendment to the Credit Agreement by and between the Registrant and CIT Group, Inc., dated December 27, 2003
10.3

Modification of First Amendment to the Amended and Restated Intercreditor and Subordination Agreement by and among CIT Group, Inc., Bank of America, N.A., and Contrarian Funds, LLC dated December 26, 2003

10.4	Second Amendment to the Amended and Restated Intercreditor and Subordination Agreement by and between CIT Group, Inc. and Contrarian Funds, LLC, dated December 27, 2003
10.5	Amended and Restated Participation Agreement by and among the Registrant, CIT and William G. Miller, dated December 27, 2003
10.6	Amendment No. 3 to Amended and Restated Credit Agreement by and among the Registrant, Contrarian Funds, LLC and Harbourside Investments, LLLP, dated as of January 14, 2004

10.7	Exchange Agreement by and between the Registrant and Contrarian Funds, LLC, dated as of January 14, 2004
10.8	Exchange Agreement by and between the Registrant and Harbourside Investments, LLLP, dated as of January 14, 2004
10.9	Registration Rights Agreement by and among the Registrant, Harbourside Investments, LLLP and Contrarian Funds, LLC, dated January 20, 2004

SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. /s/ Frank Madonia By: Frank Madonia, Executive Vice President President, Secretary and General Counsel
Date: January 23, 2004

Index to Exhibits

Exhibit No.	Description
10.1	Eighth Amendment to the Credit Agreement by and among the Registrant, CIT Group, Inc. and Bank of America, N.A., dated December 26, 2003
10.2	Ninth Amendment to the Credit Agreement by and between the Registrant and CIT Group, Inc., dated December 27, 2003
10.3

Modification of First Amendment to the Amended and Restated Intercreditor and Subordination Agreement by and among CIT Group, Inc., Bank of America, N.A., and Contrarian Funds, LLC dated December 26, 2003

10.4	Second Amendment to the Amended and Restated Intercreditor and Subordination Agreement by and between CIT Group, Inc. and Contrarian Funds, LLC, dated December 27, 2003
10.5	Amended and Restated Participation Agreement by and among the Registrant, CIT and William G. Miller, dated December 27, 2003
10.6	Amendment No. 3 to Amended and Restated Credit Agreement by and among the Registrant, Contrarian Funds, LLC and Harbourside Investments, LLLP, dated January 14, 2004
10.7	Exchange Agreement by and between the Registrant and Contrarian Funds, LLC, dated January 14, 2004
10.8	Exchange Agreement by and between the Registrant and Harbourside Investments, LLLP, dated January 14, 2004
10.9	Registration Rights Agreement by and between the Registrant and Contrarian Funds, LLC, dated January 20, 2004